Exhibit 10.3

INTERCOMPANY INDEMNITY, SUBROGATION AND

CONTRIBUTION AGREEMENT

INTERCOMPANY INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT (the “Agreement”) dated as of December 2, 2014, among TESORO LOGISTICS LP, a Delaware limited partnership (the “Company”), QEP MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“QEPM”) and a Subsidiary of the Company, and each Subsidiary of QEPM listed on Schedule I hereto or becoming a party hereto as provided in Section 12 hereto (and together with QEPM, the “QEPM Subsidiary Guarantors”).

Reference is made to:

(a) that certain Second Amended and Restated Credit Agreement dated as of December 2, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among the Company, the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent and L/C Issuer (in its capacity as administrative agent, the “Administrative Agent”),

(b) that certain Indenture dated as of September 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “2012 Indenture”), issued by the Company and Tesoro Logistics Finance Corp. (collectively, the “Issuers”) to U.S. Bank National Association, as trustee (the “Trustee”),

(c) that certain Indenture dated as of August 1, 2013 (as amended, supplemented or otherwise modified from time to time, the “2013 Indenture”), issued by the Issuers to the Trustee; and

(d) that certain Indenture dated as of October 29, 2014 (as amended, supplemented or otherwise modified from time to time, the “2014 Indenture” and together with the 2012 Indenture and the 2013 Indenture, the “Indentures”), issued by the Issuers to the Trustee.

The QEPM Subsidiary Guarantors have guaranteed (i) the Loans made to the Company and the other Obligations under the Credit Agreement or any other Loan Document and (ii) all of obligations of the Issuers under the Indentures and the related Notes (as defined under each such Indenture) (collectively, the “New Guarantee Obligations”).

Each QEPM Subsidiary Guarantor has requested that, subject to Section 11 below, its liabilities under the New Guarantee Obligations be limited to the amount of financing that it has received through intercompany loans from the Company.

Accordingly, the Company and each QEPM Subsidiary Guarantor agree as follows:

SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the QEPM Subsidiary Guarantors may have under applicable law (but subject to Section 3), the Company agrees that in the event a payment shall be made by any QEPM Subsidiary Guarantor under any guaranty relating to the Credit Agreement or any Indenture pursuant to enforcement actions by the Administrative Agent or the Trustee, respectively, the Company shall indemnify such QEPM Subsidiary Guarantor for such payment in an amount equal to the Excess Amount (as defined below) if such payment made by such QEPM Subsidiary Guarantor exceeds its Intercompany Financing Benefit (as defined below) as of the date of such payment, and the Company shall be subrogated to the rights of the QEPM Subsidiary Guarantor to whom such payment shall have been made to the extent of the Excess Amount. As used in this Agreement and with respect to each QEPM Subsidiary Guarantor, the term “Intercompany Financing Benefit” shall mean, (i) $230,476,666.49 million, which is that portion of the purchase price paid by the Company for QEPM’s ultimate parent funded by Revolving Loans to reimburse the seller for financing the repayment of QEPM’s working capital facility, plus (ii) as of any date of determination, the additional working capital financing provided by the Company to the QEPM Subsidiary Guarantors from time to time after the closing date of such acquisition, less any repayments of such financing from the QEPM Subsidiary Guarantors to the Company from time to time, in each case as evidenced by that certain Credit Agreement dated as of December 2, 2014, by and between QEPM, as borrower, and QEP Field Services, LLC, as lender, and any other intercompany loan agreements and notes, and the term “Excess Amount” shall be, if a positive number, the amount equal to (x) the payment(s) made by such QEPM Subsidiary Guarantor pursuant to the guaranties relating to the Credit Agreement or the Indentures minus (y) its Intercompany Financing Benefit as of the date of such payment(s). For clarity, any Excess Amount of a QEPM Subsidiary Guarantor shall be calculated and computed without duplication of any Excess Amount of any other QEPM Subsidiary Guarantor.

SECTION 2. Contribution and Subrogation. Each QEPM Subsidiary Guarantor (a “Contributing Subsidiary Guarantor”) agrees (subject to Section 3) that, in the event a payment shall be made by any other QEPM Subsidiary Guarantor under any guaranty for the Credit Agreement or an Indenture and such other QEPM Subsidiary Guarantor (the “Claiming Subsidiary Guarantor”) shall not have been indemnified by the Company for any Excess Amount as provided in Section 1, each Contributing Subsidiary Guarantor shall indemnify the Claiming Subsidiary Guarantor in an amount equal to the amount of such Excess Amount multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Guarantor on the date hereof or on the date on which enforcement is being sought, whichever is greater, and the denominator shall be the aggregate of the respective net worths of all the QEPM Subsidiary Guarantors on the date hereof (or, in the case of any QEPM Subsidiary Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement (as defined in Section 12) hereto executed and delivered by such QEPM Subsidiary Guarantor) or the date on which enforcement is being sought, whichever is greater. Any Contributing Subsidiary Guarantor making any payment to a Claiming Subsidiary Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Subsidiary Guarantor under Section 1 to the extent of such payment.

SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the QEPM Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated and junior in right of payment to the indefeasible payment in full in cash of the Obligations under the Loan Documents and the obligations under the Indentures (whichever comes last). No failure on the part of the Company or any QEPM Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any QEPM Subsidiary

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Guarantor with respect to its obligations hereunder, and each QEPM Subsidiary Guarantor shall remain liable for the full amount of the obligations of such QEPM Subsidiary Guarantor hereunder. The subordination effected by this Section 3 shall prohibit (i) any exercise of a set-off in respect of any subordinated obligations, (ii) the commencement of any action seeking to enforce any subordinated obligations and (iii) the assignment of any subordinated obligations. Any QEPM Subsidiary Guarantor receiving any payment in respect of a subordinated obligation in violation of this Section 3 shall be deemed to have received such payment in trust for the benefit of the Administrative Agent and the Issuer and immediately turn over such amount (A) to the Administrative Agent for application in respect of the Obligations until the indefeasible payment in full in cash of the Obligations and (B) thereafter to the Issuer for application in respect of the obligations under the Indentures until the indefeasible payment in full in cash of such obligations.

SECTION 4. Termination. This Agreement shall survive and be in full force and effect until the first to occur of (i) the date on which the Company owns or acquires all (but not less than all) of the outstanding equity of QEP Midstream Partners, LP, and (ii) the date on which all Obligations under the Loan Documents and all obligations under or relating to the Indentures have been indefeasibly paid in full in cash and the Commitments under the Credit Agreement have been terminated. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any obligation is rescinded or must otherwise be restored by the Trustee, the Administrative Agent, the L/C Issuer or any Lender or any QEPM Subsidiary Guarantor upon the bankruptcy or reorganization of the Company, any QEPM Subsidiary Guarantor or otherwise.

SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. No Waiver; Amendment. (a) No failure on the part of any QEPM Subsidiary Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by any QEPM Subsidiary Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the QEPM Subsidiary Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Company and the QEPM Subsidiary Guarantors.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Loan Documents and addressed as specified therein.

SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are

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contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Company nor any QEPM Subsidiary Guarantor may assign or transfer any of its rights or obligations hereunder. Notwithstanding the foregoing, at the time any QEPM Subsidiary Guarantor is released from its obligations under the Loan Documents and the Indentures, such QEPM Subsidiary Guarantor will cease to have any rights or obligations under this Agreement.

SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Company and QEPM Subsidiary Guarantors herein shall be considered to have been relied upon by the Company, each other QEPM Subsidiary Guarantor, and the Third Party Beneficiaries (as defined in Section 11 below) and shall continue in full force and effect as long as the principal of or any accrued interest or any other fee or amount payable under the Credit Agreement, this Agreement, any Loan Document, the Indentures, or any document relating to the Indentures is outstanding and unpaid and as long as the Commitments under the Credit Agreement have not been terminated.

(b) In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any QEPM Subsidiary Guarantor when a counterpart bearing the signature of such QEPM Subsidiary Guarantor shall have been delivered to the Company. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 11. Third Party Beneficiaries; Intercompany Agreement. (a) The provisions of this Agreement are intended solely for the purpose of defining the rights and obligations of the Company and the QEPM Subsidiary Guarantors to one another and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights, or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement, other than the Secured Parties, the Holders (as defined in the Indentures), and the Trustee (such parties collectively, the “Third Party Beneficiaries”).

(b) Nothing in this Agreement is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Indenture or any guaranty relating to any of the foregoing. Nothing in this Agreement is intended to or will reduce, limit, or otherwise impair the obligations of the Company or any QEPM Subsidiary Guarantor under the Credit Agreement or any Indenture or any guaranty relating to any of the foregoing, which are absolute and unconditional, to pay their obligations thereunder as and when the same shall become due and payable in accordance with their terms.

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SECTION 12. Additional QEPM Subsidiary Guarantors. Pursuant to the provisions of the Credit Agreement and the Indentures, certain Subsidiaries of the Company that are not in existence or not a Subsidiary on the date hereof are required to become guarantors to the Credit Agreement and the Indentures from time to time. Upon execution and delivery, after the date hereof, by such Subsidiaries of applicable joinder or supplements to the Loan Documents and the Indentures and of an instrument in the form of Annex 1 hereto (the “Supplement”), such Subsidiary shall become a QEPM Subsidiary Guarantor hereunder with the same force and effect as if originally named as a QEPM Subsidiary Guarantor hereunder. The execution and delivery of any instrument adding an additional QEPM Subsidiary Guarantor as a party to this Agreement shall not require the consent of any QEPM Subsidiary Guarantor hereunder. The rights and obligations of each QEPM Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new QEPM Subsidiary Guarantor as a party to this Agreement.

SECTION 13. Jurisdiction; Consent to Service of Process. (a) Each QEPM Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Third Party Beneficiary may otherwise have to bring any action or proceeding relating to this Agreement against any QEPM Subsidiary Guarantor or its properties in the courts of any jurisdiction.

(b) Each QEPM Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 14. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO

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REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

TESORO LOGISTICS LP

By: TESORO LOGISTICS GP, LLC, its general partner

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

QEP MIDSTREAM PARTNERS, LP

By: QEP MIDSTREAM GP, LLC, its general partner

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

QEP MIDSTREAM PARTNERS OPERATING, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Intercompany Indemnity, Subrogation and Contribution Agreement

QEPM GATHERING I, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

GREEN RIVER PROCESSING, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

RENDEZVOUS PIPELINE COMPANY, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Intercompany Indemnity, Subrogation and Contribution Agreement

SCHEDULE I

to the Intercompany Indemnity,

Subrogation and Contribution Agreement

QEPM SUBSIDIARY GUARANTORS

1.	QEP Midstream Partners, LP

2.	QEP Midstream Partners Operating, LLC

3.	QEPM Gathering I, LLC

4.	Green River Processing, LLC

5.	Rendezvous Pipeline Company, LLC

I-1

ANNEX 1 to

the Intercompany Indemnity, Subrogation

and Contribution Agreement

SUPPLEMENT NO. [        ] dated as of [                    ], to the Intercompany Indemnity, Subrogation and Contribution Agreement dated as of December 2, 2014 (as the same may be amended, supplemented or otherwise modified from time to time, the “Indemnity, Subrogation and Contribution Agreement”), among TESORO LOGISTICS LP, a Delaware limited partnership (the “Company”), and each Subsidiary of the Company listed on Schedule I thereto (the “QEPM Subsidiary Guarantors”).

A. Reference is made to (i) that certain Second Amended and Restated Credit Agreement dated as of December 2, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among the Company, the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent and L/C Issuer (in its capacity as administrative agent, the “Administrative Agent”), (ii) that certain Indenture dated as of September 14, 2012 (as amended, supplemented or otherwise modified from time to time), issued by the Company and Tesoro Logistics Finance Corp. (collectively, the “Issuers”) to U.S. Bank National Association, as trustee (the “Trustee”), (iii) that certain Indenture dated as of August 1, 2013 (as amended, supplemented or otherwise modified from time to time), issued by the Issuers to the Trustee; and (iv) that certain Indenture dated as of October 29, 2014 (as amended, supplemented or otherwise modified from time to time), issued by the Issuers to the Trustee.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

C. The Company and the QEPM Subsidiary Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in connection with the Credit Agreement. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of the Company may become QEPM Subsidiary Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Company (the “New Subsidiary Guarantor”) is executing this Supplement to become a QEPM Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement.

Accordingly, the New Subsidiary Guarantor agrees as follows:

SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Subsidiary Guarantor by its signature below becomes a QEPM Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a QEPM Subsidiary Guarantor and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a QEPM Subsidiary

Guarantor thereunder. Each reference to a “QEPM Subsidiary Guarantor” in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Subsidiary Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary Guarantor represents and warrants that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Company shall have received counterparts of this Supplement that bear the signatures of the New Subsidiary Guarantor. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In the event that any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature.

IN WITNESS WHEREOF, the New Subsidiary Guarantor has duly executed this Supplement to the Intercompany Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

[Name Of New Subsidiary Guarantor],

by

Name:
Title:
Address:

SCHEDULE I

to Supplement No.     to the Intercompany Indemnity,

Subrogation and Contribution Agreement

SUBSIDIARY GUARANTORS

Name	Address

A-4